UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No.     )
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12
Gibraltar Industries, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Annual Meeting of Stockholders
To be Held May 5, 2011
PROXY CARD CORRECTION — NEW PROXY CARD ENCLOSED
April 14, 2011
Dear Stockholder:
You should have recently received a proxy card that accompanied the proxy statement dated April 4, 2011. We amended our bylaws in 2010 to provide that directors are elected by a majority of the votes cast at a meeting. The proxy card previously delivered to you was not properly formatted to reflect this change. Therefore, in order to properly reflect majority voting, we are requesting that you discard the previously delivered proxy card and use the enclosed proxy card to vote for this year’s nominees and other proposals. When using the enclosed proxy card, abstentions are not considered votes cast for Proposal 1.
Even if you have already returned the previously delivered proxy card, please sign, date and return the enclosed proxy card in the envelope provided.
Thank you for your assistance and immediate attention to this matter.
Sincerely,
Timothy J. Heasley
Secretary
PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD, EVEN IF YOU HAVE ALREADY
SIGNED AND RETURNED THE PREVIOUSLY DELIVERED PROXY CARD
3556 Lake Shore Road, PO Box 2028, Buffalo, NY 14219

PROXY
GIBRALTAR INDUSTRIES, INC.
PROXY CARD FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 5, 2011
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints BRIAN J. LIPKE, HENNING N. KORNBREKKE, AND KENNETH W. SMITH and each or any of them, attorneys and proxies, with the full power of substitution, to vote at the Annual Meeting of Stockholders of GIBRALTAR INDUSTRIES, INC. (the “Company”) to be held at the Gateway Building, 3556 Lake Shore Road, Buffalo, New York, on May 5, 2011 at 11:00 a.m., local time, and any adjournment(s) thereof revoking all previous proxies, with all powers the undersigned would possess if present, to act upon the following matters and upon such other business as may properly come before the meeting or any adjournment(s) thereof.
(Continued and to be signed on the reverse side.)

ANNUAL MEETING OF STOCKHOLDERS OF
GIBRALTAR INDUSTRIES, INC.
May 5, 2011

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Definitive Proxy Statement and Annual Report on
Form 10-K are available at www.proxydocs.com/rock

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
ê Please detach along perforated line and mail in the envelope provided. ê

Gibraltar Industries, Inc.

The Board of Directors recommends that you vote FOR the election of each nominee for Director in Proposal 1:

Proposal 1:	To elect 3 Class I Directors to the Board of Directors to serve for three years:
	Nominees:	For	Against	Abstain
	1) Brian J. Lipke	☐	☐	☐
	2) William P. Montague	☐	☐	☐
	3) Arthur A. Russ, Jr.	☐	☐	☐

The Board of Directors recommends you vote FOR Proposal 2:	For	Against	Abstain
Proposal 2: Advisory vote on executive compensation (Say-on-Pay)	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR for Proposal 3:	1 Year	2 Years	3 Years	Abstain
Proposal 3: Timing of advisory vote on executive compensation (Say-When-on-Pay)	☐	☐	☐	☐

The Board of Directors recommends you vote FOR Proposal 4:	For	Against	Abstain
Proposal 4: Approval of the material terms of the Management Incentive Compensation Plan	☐	☐	☐

The Board of Directors recommends you vote FOR Proposal 5:	For	Against	Abstain
Proposal 5: Approval of the material terms of the performance stock unit grant	☐	☐	☐

The Board of Directors recommends you vote FOR Proposal 6:	For	Against	Abstain
Proposal 6: Ratification of selection of Ernst & Young LLP as the independent registered public accounting firm	☐	☐	☐

NOTE: If no direction is indicated on your return card, this proxy will be voted FOR all nominees listed in Proposal 1, FOR Proposal 2, FOR the 1 Year option on Proposal 3, FOR Proposal 4, FOR Proposal 5, and FOR Proposal 6. Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, give full title as such. If signing on behalf of a corporation, sign the full corporate name by authorized officer. The signer hereby revokes all proxies heretofore given by the signer to vote at the 2011 Annual Meeting of Stockholders of Gibraltar Industries, Inc. and any adjournment or postponement thereof.

Signature (PLEASE SIGN WITHIN BOX)	DATE	Signature (JOINT OWNER)	DATE